UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 16, 2011

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Signatures

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of MPG Office Trust, Inc. (the “Company”) was held on June 16, 2011. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), and there was no solicitation in opposition to the recommendations of our board of directors.
Proposal 1 concerned the election of six directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. Each of the nominees for director listed in the proxy statement was elected by a plurality of votes cast pursuant to the process described in the proxy statement, as follows:

Name of Nominee	Votes “FOR”	Votes “WITHHELD”	Broker “NON-VOTES”
Christine N. Garvey	22,311,292	844,121	16,656,787
Michael J. Gillfillan	22,379,844	775,569	16,656,787
Joseph P. Sullivan	22,306,142	849,271	16,656,787
George A. Vandeman	22,311,502	843,911	16,656,787
Paul M. Watson	22,374,144	781,269	16,656,787
David L. Weinstein	22,378,044	777,369	16,656,787

Proposal 2 concerned the adoption, on an advisory basis, of a resolution approving the compensation of certain executives (“say-on-pay vote”), as described in the Company’s 2011 Proxy Statement. The compensation of certain executives was approved by the following vote:

Votes “FOR”	Votes “AGAINST”	Shares “ABSTAINING”	Broker “NON-VOTES”
22,724,584	328,128	102,701	16,656,787

Proposal 3 concerned the selection, on an advisory basis, of the frequency of holding future say-on-pay votes:

“EVERY 1 YEAR”	“EVERY 2 YEARS”	“EVERY 3 YEARS”	Shares “ABSTAINING”	Broker “NON-VOTES”
20,749,841	35,699	2,308,867	61,006	16,656,787

Based on these results, following the 2011 Annual Meeting, the Company’s board of directors adopted a resolution providing that an advisory vote on the compensation of certain executives of the Company would be held every 1 year until the next required vote on the frequency of holding such votes.

Proposal 4 concerned the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. The selection of KPMG LLP was ratified by the following vote:

Votes “FOR”	Votes “AGAINST”	Shares “ABSTAINING”	Broker “NON-VOTES”
39,349,105	236,582	226,513	N/A

Under applicable law, Proposal 1 required the affirmative vote of a plurality of the votes cast and Proposals 2, 3 and 4 required the affirmative vote of a majority of the votes cast. With respect to each proposal, abstentions and broker non-votes were not counted as votes cast, and thus had no effect as to whether the proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ JONATHAN L. ABRAMS
Jonathan L. Abrams Senior Vice President and General Counsel

Dated:   As of June 17, 2011